SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 9, 1999


                             AMERICAN SKIING COMPANY
             (Exact name of Registrant as specified in its charter)


  Maine                      1-13507                            04-3373730
(State or other            (Commission                       (I.R.S. Employer
jurisdiction of            of File Number)                   Identification No.)
incorporation)



P.O. Box 450, Bethel, Maine                                       04217
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           (207) 824-5196

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events.

     See attached Press Release, issued by the Registrant on August 9, 1999.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.


          99.1.Press Release issued by the Registrant on August 9, 1999.

                                          EXHIBIT INDEX


          Exhibit
             No.                         Description


          99.1.Press Release issued by the Registrant on August 9, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN SKIING COMPANY



Date:    August 9, 1999                       /s/ Mark J. Miller
                                     -------------------------------------------
                                      Name:      Mark J. Miller

                                      Title:     Senior Vice President
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                  Accounting Officer)

Date:    August 9, 1999                      /s/ Christopher E. Howard
                                      ------------------------------------------
                                       Name:      Christopher E. Howard
                                       Title:     Executive Vice President
                                                  (Duly Authorized Officer)